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                                                                  Exhibit 10.39C

                                                                  Addendum No. 3
                                                         Contract No. MA/CCF-478

                                  ADDENDUM TO
                            MARITIME ADMINISTRATION
                      CAPITAL CONSTRUCTION FUND AGREEMENT
                                      WITH
                    NATIONAL STEEL AND SHIPBUILDING COMPANY


     THIS AGREEMENT, made by and between the Maritime Administrator, Department of Transportation (the "Maritime Administrator") and National Steel and Shipbuilding Company ("NASSCO"), a citizen of the United States, as an Addendum to that certain agreement, Contract No. MA/CCF-478.

     WHEREAS on September 13, 1988, the parties hereto entered into a Capital Construction Fund Agreement as amended by Addendum No. 1 dated September 13, 1988 and Addendum No. 2 dated October 29, 1992 (the "Agreement"), under
Section 607 of the Merchant Marine Act, 1936, as amended (the "Act");

     WHEREAS, the parties hereto desire to amend the Agreement in the manner hereinafter set forth; and

     WHEREAS, the parties hereto have agreed to this amendment and desire to incorporate the same into the Agreement.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Maritime Administrator and NASSCO agree as follows:

     I. NASSCO Holdings, Incorporated ("NHI"), the parent of NASSCO, and NASSCO Funding Corporation ("NFC"), a wholly owned subsidiary of NHI, both citizens of the United States, are hereby added as parties to the Agreement effective as of the date hereof. The defined term "Party" shall mean any or all of NHI, NASSCO, or NFC, as the case may be.

     II. Schedule C to the Agreement is hereby amended by replacing the Schedule C dated 7/01/92 with the Schedule C attached hereto.

     III. Except as herein otherwise expressly provided herein, the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the Maritime Administrator, NASSCO, NHI NFC have duly executed this Addendum No. 3 in quadruplicate, on the dates indicated below, to be effective on the 27th day of August, 1993.

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[Seal]                             NATIONAL STEEL AND
ATTEST:                            SHIPBUILDING COMPANY

By: /s/ S.D. Timmons               By: /s/ [SIGNATURE ILLEGIBLE]
    -------------------------          ----------------------------
    Title: Secretary                   Title: Senior Vice President

Date: August 30, 1993


[Seal]                             NASSCO HOLDINGS, INCORPORATED
ATTEST:

By: /s/ S.D. Timmons               By: /s/ [SIGNATURE ILLEGIBLE]
    -------------------------          ----------------------------
    Title: Secretary                   Title: President

Date: August 30, 1993


[Seal]                             NASSCO HOLDINGS, INCORPORATED
ATTEST:

By: /s/ S.D. Timmons               By: /s/ F.N. Hallet
    -------------------------          ----------------------------
    Title: Secretary                   Title: Senior Vice President

Date: August 30, 1993


[Seal]                             UNITED STATES OF AMERICA
ATTEST:                            SECRETARY OF TRANSPORTATION
                                   By: Maritime Administrator

By: /s/ [SIGNATURE ILLEGIBLE]      By: /s/ [SIGNATURE ILLEGIBLE]
    -------------------------      ----------------------------
    Title: Secretary               Title: Contracting Officer
    Maritime Administration

Date: 9/2, 1993

Approved as to form:

By: /s/ [SIGNATURE ILLEGIBLE]
    -------------------------
    Assistant Chief Counsel
    Maritime Administration



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                                                                      08/12/93
                                                            Revised Schedule C
                                                                    MA/CCF-478

                               SCHEDULE C

                              DEPOSITORIES


NAME AND ADDRESS                                    ACCOUNTS

West One Bank                                Investment Account
101 South Capitol Street                     established pursuant to
P.O. Box 7938                                46 C.F.R. Section 390.7
Boise, Idaho 83707

The Bank of California                       Investment Account
475 Sansome Street                           established pursuant to
San Francisco, CA 94111                      46 C.F.R. Section 390.7

BankAmerica National Trust Company           Investment Account
2 Rector Street                              established pursuant to
New York, New York 10006                     46 C.F.R. Section 390.7

Bank of America National Trust &             Investment Account
  Savings Association                        established pursuant to
555 California Street                        46 C.F.R. Section 390.7
San Francisco, CA 94101